United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2024

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

(e)

As further described in Item 5.07 below, Limoneira Company (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on March 26, 2024. At the Annual Meeting, the Company’s stockholders approved a proposal to amend and restate Section 4(a) of the Limoneira Company 2022 Omnibus Incentive Plan (the “2022 Plan”) to increase the number of shares of the Company’s common stock available for awards by an additional 1,000,000 shares from 500,000 to a total of 1,500,000 shares (the “2022 Plan Amendment”). The Company’s executive officers and directors are eligible to participate in the 2022 Plan. Prior to the Annual Meeting, the Company’s Board of Directors approved the 2022 Plan Amendment, subject to the approval of the Company’s stockholders. A description of the material terms and conditions of the 2022 Plan are provided in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on February 12, 2024, and such description is incorporated herein by reference.

The foregoing summary of the 2022 Plan Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the 2022 Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

On March 26, 2024, after the Annual Meeting and in connection with the approval of Proposal 5 (as described in Item 5.07 below), the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware to amend the Article TWENTY-SECOND of the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to adopt the limitations on the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law and extend exculpation protection to the Company’s officers in addition to the Company’s directors (the “Certificate of Amendment”). The Certificate of Amendment amends Article TWENTY-SECOND of our Certificate of Incorporation so that it states in its entirety as follows:

TWENTY-SECOND: No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director or officer as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. No amendment to or repeal of this Article TWENTY-SECOND shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on March 26, 2024.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 26, 2024, the Company held its Annual Meeting, at 9:00 a.m. Pacific Time, at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California, 93060. A total of 18,004,918 shares of the Company’s Common Stock, par value $0.01 per share, each of which is entitled to one (1) vote (“Common Stock”); 14,790 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to ten (10) votes for a total of 147,900 (“Series B Preferred Stock”); and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to one (1) vote (“Series B-2 Preferred Stock”), were issued, outstanding, and entitled to vote as of January 31, 2024, the record date for the Annual Meeting. There were 14,996,578.65 shares of Common Stock; 14,790 shares (or 147,900 votes) of Series B Preferred Stock; and 9,300 shares of Series B-2 Preferred Stock present, in person or by proxy, at the Annual Meeting, representing 83.38% of the total shares of capital stock outstanding, which constituted a quorum.

The stockholders were asked to vote on six (6) proposals, with Common Stock, Series B Preferred Stock, and Series B-2 Preferred Stock voting together as a single class for all the proposals. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2027 Annual Meeting of Stockholders:

Shares Voted
	For	Withheld	Broker Non-Votes
Harold S. Edwards	11,382,333.31	515,985.35	3,246,160
Edgar A. Terry	7,423,881.31	4,474,437.35	3,246,160

Based on the votes set forth above, each of the nominees listed above was duly elected to serve as a director of the Company for a three-year term, ending at the 2027 Annual Meeting of Stockholders.

Proposal 2: Advisory Vote on Executive Compensation

The following votes were cast with respect to the non-binding, advisory vote on compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended:

Shares Voted
For	Against	Abstain	Broker Non-Votes
9,824,405.05	1,551,798.80	522,114.80	3,246,160

Based on the votes set forth above, the compensation of the named executive officers was approved by the stockholders on a non-binding, advisory basis.

Proposal 3: Advisory Resolution on the Frequency of the Advisory Vote on Executive Compensation

The following votes were cast with respect to the frequency with which the Company holds the advisory vote on compensation of named executive officers:

Shares Voted
One Year	Two Years	Three Years	Abstain
11,080,352.03	48,562.81	567,604	201,799.80

Based on the votes set forth above, the Company's board of directors has determined to hold an advisory vote on compensation of named executive officers every year.

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

The following votes were cast with respect to the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2024:

Shares Voted
For	Against	Abstain
15,056,798.50	43,150.15	44,530

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2024 was duly ratified by the stockholders.

Proposal 5: Amendment of the Company’s Restated Certificate of Incorporation to Allow for the Exculpation of Officers

The following votes were cast with respect to approval of the amendment to the Company’s Restated Certificate of Incorporation:

Shares Voted
For	Against	Abstain	Broker Non-Votes
10,109,578.03	1,635,298.80	153,441.81	3,246,160

Based on the votes set forth above, the amendment to the Company’s Restated Certificate of Incorporation was approved by the stockholders.

Proposal 6: Amendment to the Limoneira Company 2022 Omnibus Incentive Plan

The following votes were cast with respect to the proposal to amend the 2022 Plan to increase the number of shares of the Company’s common stock available for awards thereunder by 1,000,000 shares to 1,500,000 shares:

Shares Voted
For	Against	Abstain
10,236,499.05	1,565,324.61	96,495

Based on the votes set forth above, the amendment to the 2022 Plan was approved by the stockholders

Item 9.01	Financial Statements and Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation of Limoneira Company, dated March 26, 2024

10.1	Amendment to Limoneira Company 2022 Omnibus Incentive Plan, dated March 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2024	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer